J. P. MORGAN & CO. INCORPORATED
CONSOLIDATED AVERAGE BALANCES & NET INTEREST EARNINGS
Interest and average rates on a taxable-equivalent basis
(Dollars in millions)


                                                              Three months ended December 31, 1999
                                                       -------------------------------------------------------
                                                              Average                              Average
                                                              Balance             Interest           Rate
                                                       ----------------------  ----------------  -------------
Assets
------
Interest-earning deposits with banks,
  mainly in offices outside the U.S.                                  $2,257               $33           5.80 %
Debt investment securities in offices in the U.S.: (a)
  U.S. Treasury                                                          353                 8           8.99
  U.S. state and political subdivision                                 1,272                38          11.85
  Other                                                               17,150               252           5.83
Debt investment securities in offices outside
  the U.S. (a)                                                         3,482                41           4.67
Trading account assets:
  In offices in the U.S.                                              33,643               555           6.54
  In offices outside the U.S.                                         25,059               408           6.46
Securities purchased under agreements to resell and
  federal funds sold:
  In offices in the U.S.                                              21,877               308           5.59
  In offices outside the U.S.                                         11,732               114           3.86
Securities borrowed, mainly in offices in the U.S.                    34,364               458           5.29
Loans:
  In offices in the U.S.                                              11,959               223           7.40
  In offices outside the U.S.                                         13,543               201           5.89
Other interest-earning assets: (b)
  In offices in the U.S.                                               3,074                49             *
  In offices outside the U.S.                                            840                47             *
-----------------------------------------------------------------------------------------------------------------
Total interest-earning assets                                        180,605             2,735           6.01
-----------------------------------------------------------------------------------------------------------------
Cash and due from banks                                                  949
Other noninterest-earning assets                                      66,060
-----------------------------------------------------------------------------------------------------------------
Total assets                                                         247,614
-----------------------------------------------------------------------------------------------------------------

                                                             Three months ended December 31, 1998
                                                       ----------------------------------------------------
                                                            Average                            Average
                                                            Balance           Interest           Rate
                                                       ------------------  ---------------  ---------------
Assets
------
Interest-earning deposits with banks,
  mainly in offices outside the U.S.                              $2,472              $58             9.31%
Debt investment securities in offices in the U.S.: (a)
  U.S. Treasury                                                      664               15             8.96
  U.S. state and political subdivision                             1,916               51            10.56
  Other                                                           26,679              370             5.50
Debt investment securities in offices outside
  the U.S.  (a)                                                      870               14             6.38
Trading account assets:
  In offices in the U.S.                                          31,519              419             5.27
  In offices outside the U.S.                                     30,117              488             6.43
Securities purchased under agreements to resell:
  In offices in the U.S.                                          24,188              322             5.28
  In offices outside the U.S.                                     15,493              216             5.53
Securities borrowed, mainly in offices in the U.S.                40,797              510             4.96
Loans:
  In offices in the U.S.                                           5,931              107             7.16
  In offices outside the U.S.                                     22,636              386             6.77
Other interest-earning assets: (b)
  In offices in the U.S.                                           1,646               13               *
  In offices outside the U.S.                                        775               80               *
-----------------------------------------------------------------------------------------------------------
Total interest-earning assets                                    205,703            3,049             5.88
-----------------------------------------------------------------------------------------------------------
Cash and due from banks                                            1,639
Other noninterest-earning assets                                  79,144
-------------------------------------------------------------------------
Total assets                                                     286,486
-------------------------------------------------------------------------

Interest and average rates applying to the following asset categories have been adjusted to a taxable-equivalent basis: Debt investment securities in offices in the U.S.; Trading account assets in offices in the U.S.; and Loans in offices in the U.S. The applicable tax rate used to determine these adjustments was approximately 41% for the twelve months ended December 31, 1999 and 1998.

(a) For the twelve months ended Decmeber 31, 1999 and 1998, average debt investment securities are computed based on historical amortized cost, excluding the effects of SFAS No. 115 adjustments.

(b) Interest revenue includes the effect of certain off-balance-sheet transactions.

* Not meaningful

J. P. MORGAN & CO. INCORPORATED
CONSOLIDATED AVERAGE BALANCES & NET INTEREST EARNINGS
Interest and average rates on a taxable-equivalent basis
(Dollars in millions)

                                                                Three months ended December 31, 1999
                                                       -------------------------------------------------------
                                                              Average                              Average
                                                              Balance             Interest           Rate
                                                       ----------------------  ----------------  -------------
Liabilities and stockholders' equity
------------------------------------
Interest-bearing deposits:
  In offices in the U.S.                                              $4,590               $68           5.88 %
  In offices outside the U.S.                                         38,971               462           4.70
Trading account liabilities:
  In offices in the U.S.                                               7,834               119           6.03
  In offices outside the U.S.                                         12,530               190           6.02
Securities sold under agreements to
  repurchase and federal funds purchased,
  mainly in offices in the U.S.                                       60,406               769           5.05
Commercial paper, mainly in offices
  in the U.S.                                                         11,298               163           5.72
Other interest-bearing liabilities:
  In offices in the U.S.                                               7,201               178           9.81
  In offices outside the U.S.                                          2,734                54           7.84
Long-term debt, mainly in offices in the U.S.                         24,629               376           6.06
-----------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                                   170,193             2,379           5.55
-----------------------------------------------------------------------------------------------------------------
Noninterest-bearing deposits:
  In offices in the U.S.                                                 906
  In offices outside the U.S.                                            407
Other noninterest-bearing liabilities                                 64,440
                                                        ---------------------
Total liabilities                                                    235,946
Stockholders' equity                                                  11,668
-----------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                           247,614
-----------------------------------------------------------------------------------------------------------------
Net yield on interest-earning assets                                                                     0.78
Net interest earnings                                                                      356
-----------------------------------------------------------------------------------------------------------------

                                                               Three months ended December 31, 1998
                                                         ----------------------------------------------------
                                                              Average                            Average
                                                              Balance           Interest           Rate
                                                         ------------------  ---------------  ---------------
Liabilities and stockholders' equity
------------------------------------
Interest-bearing deposits:
  In offices in the U.S.                                            $8,730              $91             4.14 %
  In offices outside the U.S.                                       46,052              594             5.12
Trading account liabilities:
  In offices in the U.S.                                             7,798              112             5.70
  In offices outside the U.S.                                       16,739              211             5.00
Securities sold under agreements to
  repurchase and federal funds purchased,
  mainly in offices in the U.S.                                     70,497              923             5.19
Commercial paper, mainly in offices
  in the U.S.                                                       10,527              144             5.38
Other interest-bearing liabilities:
  In offices in the U.S.                                            10,468              176             6.67
  In offices outside the U.S.                                        1,657               58            13.89
Long-term debt, mainly in offices in the U.S.                       27,011              392             5.76
-------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                                 199,579            2,701             5.37
-------------------------------------------------------------------------------------------------------------
Noninterest-bearing deposits:
  In offices in the U.S.                                               896
  In offices outside the U.S.                                          564
Other noninterest-bearing liabilities                               74,340
                                                          -----------------
Total liabilities                                                  275,379
Stockholders' equity                                                11,107
-------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                         286,486
-------------------------------------------------------------------------------------------------------------
Net yield on interest-earning assets                                                                    0.67
Net interest earnings                                                                   348
-------------------------------------------------------------------------------------------------------------

J. P. MORGAN & CO. INCORPORATED
CONSOLIDATED AVERAGE BALANCES & NET INTEREST EARNINGS
Interest and average rates on a taxable-equivalent basis
(Dollars in millions)


                                                                           Twelve Months ended December 31, 1999
                                                              --------------------------------------------------------
                                                                     Average                                Average
                                                                     Balance              Interest           Rate
                                                              ----------------------  ------------------  ------------
Assets
------
Interest-earning deposits with banks,
  mainly in offices outside the U.S.                                         $2,494                $254         10.18 %
Debt investment securities in offices in the U.S.: (a)
  U.S. Treasury                                                                 504                  43          8.53
  U.S. state and political subdivision                                        1,430                 167         11.68
  Other                                                                      23,454               1,315          5.61
Debt investment securities in offices outside
  the U.S. (a)                                                                2,807                 134          4.77
Trading account assets:
  In offices in the U.S.                                                     32,362               2,037          6.29
  In offices outside the U.S.                                                26,552               1,690          6.36
Securities purchased under agreements to resell and
  federal funds sold:
  In offices in the U.S.                                                     21,066               1,077          5.11
  In offices outside the U.S.                                                12,991                 532          4.10
Securities borrowed, mainly in offices in the U.S.                           37,001               1,833          4.95
Loans:
  In offices in the U.S.                                                      8,122                 567          6.98
  In offices outside the U.S.                                                18,020               1,106          6.14
Other interest-earning assets: (b)
  In offices in the U.S.                                                      2,317                 132            *
  In offices outside the U.S.                                                   918                 157            *
--------------------------------------------------------------------------------------------------------------------------
Total interest-earning assets                                               190,038              11,044          5.81
--------------------------------------------------------------------------------------------------------------------------
Cash and due from banks                                                       1,294
Other noninterest-earning assets                                             68,545
--------------------------------------------------------------------------------------------------------------------------
Total assets                                                                259,877
--------------------------------------------------------------------------------------------------------------------------


                                                                          Twelve Months ended December 31, 1998
                                                                  ---------------------------------------------------
                                                                       Average                             Average
                                                                       Balance            Interest          Rate
                                                                  -------------------  ----------------  ------------
Assets
------
Interest-earning deposits with banks,
  mainly in offices outside the U.S.                                          $2,079              $294         14.14 %
Debt investment securities in offices in the U.S.: (a)
  U.S. Treasury                                                                  723                61          8.44
  U.S. state and political subdivision                                         1,535               168         10.94
  Other                                                                       21,128             1,185          5.61
Debt investment securities in offices outside
  the U.S. (a)                                                                 1,519               109          7.18
Trading account assets:
  In offices in the U.S.                                                      30,394             1,837          6.04
  In offices outside the U.S.                                                 36,227             2,509          6.93
Securities purchased under agreements to resell and
  federal funds sold:
  In offices in the U.S.                                                      17,372               939          5.41
  In offices outside the U.S.                                                 21,478             1,092          5.08
Securities borrowed, mainly in offices in the U.S.                            40,680             2,088          5.13
Loans:
  In offices in the U.S.                                                       6,452               464          7.19
  In offices outside the U.S.                                                 24,491             1,650          6.74
Other interest-earning assets: (b)
  In offices in the U.S.                                                       2,112               122            *
  In offices outside the U.S.                                                    944               199            *
---------------------------------------------------------------------------------------------------------------------
Total interest-earning assets                                                207,134            12,717          6.14
---------------------------------------------------------------------------------------------------------------------
Cash and due from banks                                                        1,429
Other noninterest-earning assets                                              74,621
-------------------------------------------------------------------------------------
Total assets                                                                 283,184
-------------------------------------------------------------------------------------


Interest and average rates applying to the following asset categories have been adjusted to a taxable-equivalent basis: Debt investment securities in offices in the U.S.; Trading account assets in offices in the U.S.; and Loans in offices in the U.S. The applicable tax rate used to determine these adjustments was approximately 41% for the twelve months ended December 31, 1999 and 1998.

(a) For the twelve months ended Decmeber 31, 1999 and 1998, average debt investment securities are computed based on historical amortized cost, excluding the effects of SFAS No. 115 adjustments.

(b) Interest revenue includes the effect of certain off-balance-sheet transactions.

* Not meaningful

J. P. MORGAN & CO. INCORPORATED
CONSOLIDATED AVERAGE BALANCES & NET INTEREST EARNINGS
Interest and average rates on a taxable-equivalent basis
(Dollars in millions)


                                                                        Twelve Months ended December 31, 1999
                                                              --------------------------------------------------------
                                                                     Average                                Average
                                                                     Balance              Interest           Rate
                                                              ----------------------  ------------------  ------------
Liabilities and stockholders' equity
------------------------------------
Interest-bearing deposits:
  In offices in the U.S.                                                     $6,495                $338          5.20 %
  In offices outside the U.S.                                                44,000               1,916          4.35
Trading account liabilities:
  In offices in the U.S.                                                      7,113                 470          6.61
  In offices outside the U.S.                                                13,591                 704          5.18
Securities sold under agreements to
  repurchase and federal funds purchased,
  mainly in offices in the U.S.                                              61,839               3,030          4.90
Commercial paper, mainly in offices
  in the U.S.                                                                11,047                 581          5.26
Other interest-bearing liabilities:
  In offices in the U.S.                                                      8,512                 681          8.00
  In offices outside the U.S.                                                 3,378                 204          6.04
Long-term debt, mainly in offices in the U.S.                                27,179               1,506          5.43
--------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                                          183,154               9,430          5.15
--------------------------------------------------------------------------------------------------------------------------
Noninterest-bearing deposits:
  In offices in the U.S.                                                        898
  In offices outside the U.S.                                                   552
Other noninterest-bearing liabilities                                        63,626
                                                              ----------------------
Total liabilities                                                           248,230
Stockholders' equity                                                         11,647
--------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                                  259,877
--------------------------------------------------------------------------------------------------------------------------
Net yield on interest-earning assets                                                                             0.85
Net interest earnings                                                                             1,614
--------------------------------------------------------------------------------------------------------------------------

                                                                       Twelve Months ended December 31, 1999
                                                                ---------------------------------------------------
                                                                     Average                             Average
                                                                     Balance            Interest          Rate
                                                                -------------------  ----------------  ------------
Liabilities and stockholders' equity
------------------------------------
Interest-bearing deposits:
  In offices in the U.S.                                                    $7,674              $397          5.17 %
  In offices outside the U.S.                                               49,044             2,426          4.95
Trading account liabilities:
  In offices in the U.S.                                                     9,424               665          7.06
  In offices outside the U.S.                                               15,085               876          5.81
Securities sold under agreements to
  repurchase and federal funds purchased,
  mainly in offices in the U.S.                                             70,537             3,846          5.45
Commercial paper, mainly in offices
  in the U.S.                                                                9,682               539          5.57
Other interest-bearing liabilities:
  In offices in the U.S.                                                    12,323               811          6.58
  In offices outside the U.S.                                                3,360               263          7.83
Long-term debt, mainly in offices in the U.S.                               26,066             1,537          5.90
-------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                                         203,195            11,360          5.59
-------------------------------------------------------------------------------------------------------------------
Noninterest-bearing deposits:
  In offices in the U.S.                                                       884
  In offices outside the U.S.                                                  784
Other noninterest-bearing liabilities                                       66,812
                                                                -------------------
Total liabilities                                                          271,675
Stockholders' equity                                                        11,509
-----------------------------------------------------------------------------------
Total liabilities and stockholders' equity                                 283,184
-----------------------------------------------------------------------------------
Net yield on interest-earning assets                                                                          0.66
Net interest earnings                                                                          1,357
-------------------------------------------------------------------------------------------------------------------